** Indicates that information has been omitted herein pursuant to a request for confidential treatment filed with the Securities and Exchange Commission simultaneously herewith.

                                                                    Exhibit 10.1


                         PROFESSIONAL SERVICES AGREEMENT

This PROFESSIONAL SERVICES AGREEMENT (this "Agreement") is entered into by and between Sage Networks, Inc., a Georgia corporation with principle offices at 215 First St., 3rd Floor, Cambridge, MA 02142 ("Customer") and Portal Software, Inc., a California corporation with principle offices located at 20863 Stevens Creek Boulevard, Suite 200, Cupertino, California 95014 ("Portal") is effective as of July 31, 1998 ("Effective Date") and describes the terms and conditions pursuant to which Portal will provide professional services with respect to the software licensed by Portal to Customer ("Portal Software") pursuant to a certain Software License and Support Agreement (the "License Agreement"). Any capitalized terms not expressly defined in this Agreement have the meanings given to such terms in the License Agreement.

In consideration of the mutual promises and upon the terms and conditions set forth below, the parties agree as follows:

1 SCOPE OF SERVICES

1.1 SERVICES. Portal will provide the professional services (the "Services") described in Schedule A attached hereto, as amended from time to time by agreement of the parties.

1.2 MANNER OF PERFORMANCE. Portal will retain sole and exclusive right to control or direct the manner or means by which the Services are performed and may subcontract or assign any or all of its obligations and rights under this Agreement. Any such subcontract or assignment is subject to Customer's consent, which consent shall not be unreasonably withheld or delayed.

1.3 SOFTWARE. The Services will be provided for the current release of the Portal Software, unless otherwise specifically noted. Portal will not be responsible for the migration or implementation of the Services for Updates, releases or versions of the Portal Software, unless Customer separately contracts for such migration or implementation.

2 CUSTOMER'S DUTIES AND RESPONSIBILITIES

2.1 DATA AND INFORMATION. Customer shall make available at Customer's offices in a timely manner, upon reasonable advance notice, at no charge to Portal all technical data, computer facilities, programs, files, documentation, test data, sample output, or other information and resources required by Portal for the performance of the Services. Customer will be responsible for, and assumes the risk of any problems resulting from, the content, accuracy, completeness and consistency of all such data, materials and information supplied by Customer.

2.2 EQUIPMENT. Customer shall provide, at no charge to Portal, office space, services and equipment (such as copiers, fax machines, and modems) as Portal reasonably requires to provide the Services.

3 RELATIONSHIP OF PARTIES

3.1 INDEPENDENT CONTRACTORS. Each party will be and act as an independent contractor and not as an agent or partner of, joint venturer with, the other party for any purpose related to this Agreement or the transactions contemplated by this Agreement, and neither party will by virtue of this Agreement will have any right, power or authority to act or create any obligation, expressed or implied, on behalf of the other party.

3.2 CONTACT PERSON. Each party will appoint in writing an employee or agent of such party to act as the "Contact Person" for all communication between the parties related to the Services. The contact person will be responsible for monitoring the status of the Services and will schedule regular meetings with both technical and management personnel of each party to review the status of the Services. Either party may change its Contact Person upon written notice to the other.

4 CONFIDENTIALITY

Each party agrees that all code, inventions, algorithms, know-how, ideas and all other business, technical and financial information each party obtains from the other are the confidential property of the disclosing party ("Proprietary Information" of the disclosing party). Without limiting the generality of the foregoing, any code, inventions, algorithms, know-how, ideas and all other business, technical and financial information resulting from Portal's performance of the Services shall be deemed Proprietary Information of Portal. Except as expressly and unambiguously allowed herein, the receiving party will hold in confidence and not use or disclose any Proprietary Information of the disclosing party and shall similarly bind its employees in writing. The receiving party shall not be obligated under this Section 4 with respect to information the receiving party can document:

(a) is or has become publicly available without restriction through no fault of the receiving party or its employees or agents;

(b) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information;

(c) was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party; or

(d) was independently developed by employees or consultants of the receiving party without use or reference or access to such Proprietary Information.

5 PORTAL'S RIGHT TO DEVELOP COMPETITIVE PRODUCTS

Nothing in this Agreement shall be construed as to preclude Portal from developing, using, or marketing programs or other materials that may be competitive with that prepared for Customer hereunder, irrespective of whether such programs are similar or related to the programs developed under this Agreement.

6 FEES AND PAYMENTS

6.1 FEES. Customer shall pay Portal for the Services in accordance with the fees and rates set forth in Schedule A attached hereto. Portal hereby reserves the right to modify the fees by providing Customer with written notice within ninety
(90) days of such notification provided, however, Customer shall have the right to cancel this Agreement within said ninety (90) day period in the event Customer desires not to be bound by such modification. Portal will invoice Customer on a biweekly basis as Services are performed. All payments for fees and expenses must be made within thirty (30) days of the date of invoice. In the event that within one hundred and eighty days from the Effective Date hereof Portal reduces its fees and rates offered to other customers generally for the same services to be rendered to

                         PROFESSIONAL SERVICES AGREEMENT

Customer hereunder, below the fees and rates set forth herein, then the fees and rates herein shall be reduced to such prevailing fees and rates.

6.2 EXPENSES. Customer shall reimburse Portal for all reasonable travel and other related expenses incurred by Portal in connection with performance of the Services subject to the following: (i) Portal agrees to substantially comply with Customer's current Corporate Travel and Entertainment Policy, a copy of which is attached hereto as Schedule B; (ii) Customer will not pay for travel expenses in connection with Portal personnel who live within fifty miles of the Customer site.

6.3 TAXES. Customer agrees to pay or reimburse Portal for all federal, state, dominion, provincial or local sales taxes, fees or duties arising out of this Agreement or the transaction contemplated by this Agreement (other than taxes on the net income of Portal).

6.4 INTEREST AND FURTHER COSTS. Customer shall pay Portal one and one-half percent (1 1/2% ) interest per month on the outstanding balance of any fees or expenses not paid within thirty (30) days of the date of invoice. Customer shall be responsible for all costs incurred by Portal in order to recover payment of Customer's account, including without limitation, all reasonable professional fees and legal costs. Without waving or prejudicing any other rights or remedies, Portal shall have the right to suspend or delay the provision of Services on a day-for-day basis equal to the number of days a payment due hereunder is past due beginning five (5) days after notice to Customer if Customer has not cured such payment default within such five (5) day period.

6.5 INVOICES. Services will commence as soon as practical following Portal's receipt and acceptance of a signed copy of this Agreement and a purchase order or other written authorization of the Services. Fees for the Services shall be payable when invoiced and shall be deemed overdue if they remain unpaid 31 days after they become payable. If Customer's procedures require that an invoice be submitted against a purchase order before payment can be made, Customer will be responsible for issuing such purchase order at least thirty (30) days before the payment date.

7 LIMITED WARRANTY AND LIMITATION OF LIABILITY

7.1 PORTAL WARRANTS THAT THE SERVICES PROVIDED UNDER THIS AGREEMENT WILL BE PERFORMED IN A PROFESSIONAL AND WORKMAN-LIKE MANNER CONFORMING TO GENERALLY ACCEPTED INDUSTRY STANDARDS AND PRACTICES. EXCEPT FOR THE FOREGOING, PORTAL MAKES NO WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, REGARDING OR RELATING TO ANY MATERIALS OR SERVICES FURNISHED OR PROVIDED TO ANY CUSTOMER UNDER THIS AGREEMENT OR THE RESULTS THEREOF. PORTAL SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SAID MATERIAL AND SERVICES, AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

7.2 IN NO EVENT WILL PORTAL BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER, OR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF SERVICES, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF PORTAL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, PORTAL WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OR FURNISHING THE SERVICES. PORTAL'S LIABILITY UNDER THIS AGREEMENT FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, RESTITUTION, WILL NOT, IN ANY EVENT, EXCEED THE FEES PAID BY CUSTOMER TO PORTAL UNDER SECTION 5.1 OF THIS AGREEMENT.

7.3 Customer shall indemnify Portal against all claims by third parties related to this Agreement.

7.4 The provisions of this Section 7 allocate risks under this Agreement between Customer and Portal. Portal's pricing reflects this allocation of risk and limitation of liabilities.

7.5 No action arising our of any breach or claimed breach of this Agreement or the transactions contemplated by this Agreement may be brought by either party more than one (1) year after the cause of action has accrued. For purposes of this Agreement, a cause of action will be deemed to have accrued when a party knew or reasonably should have known of the breach or claimed breach.

7.6 No employee, agent, representative, or affiliate of Portal has authority to bind Portal to any oral representations or warranty concerning the Software or the Services. Any written representation or warranty not expressly contained in this Agreement will not be enforceable.

8 TERM AND TERMINATION

8.1 TERM. This Agreement will take effect on the Effective Date and will remain in effect, unless earlier terminated in accordance with Section 8.2, until all of the Services have been completed.

8.2 TERMINATION.

(a) This Agreement may be terminated, with or without cause, by Customer upon thirty (30) days' prior written notice to Portal, provided that no such termination will entitle Customer to a refund of any portion of the Services fee.

(b) This Agreement may be terminated by Portal if Customer (i) fails to pay any amount due to Portal under this Agreement within thirty (30) days after Portal gives written notice of such non-payment, or (ii) commits a material non-monetary breach of this Agreement, which breach if capable of being cured, is not cured within thirty (30) days of written notice of such breach by Portal.

(c) This Agreement may be terminated by Portal if Customer (i) terminates or suspends its business activities, (ii) becomes insolvent, admits in writing its inability to generally pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority, or (iii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes that is not dismissed within ninety (90) days.

(d) In the event of any termination, each party shall pay to the other all amounts accrued hereunder, whether billed or unbilled, as of the date of the termination. There shall be no right of set-off.

8.3 EFFECT OF TERMINATION.

Notwithstanding the foregoing, Sections 3,4,5,6,7,9,10,11, and 12 of this Agreement and any accrued rights to payment shall survive termination, regardless of the reason for termination.

                         PROFESSIONAL SERVICES AGREEMENT

9   ASSIGNMENT

Neither party shall have any right or ability to assign or transfer any obligations or benefits under this Agreement except to a successor entity by way of a sale of assets, merger or consolidation without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, either party may assign or transfer any rights to receive payments hereunder.

10 NOTICE

All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered, or five (5) days after being sent by prepaid, certified or registered U.S. mail ,or upon receipt after being sent by commercial overnight courier service with tracking capabilities, to the appropriate address set forth below.

FOR PORTAL:

   ATTN: LEGAL DEPARTMENT
   PORTAL SOFTWARE, INC.
   20863 STEVENS CREEK BOULEVARD, SUITE 200
   CUPERTINO, CA  95014

FOR LICENSEE:
   SAGE NETWORKS, INC.
   215 FIRST STREET
   CAMBRIDGE, MA 02142
      AND
   ATTN: GENERAL COUNSEL
   SAGE NETWORKS, INC.
   11 MARTINE AVENUE
   WHITE PLAINS, NY  10606

11  FORCE MAJEURE

Either party to this Agreement shall be excused from any delay or failure in performance hereunder, except the payment of fees by Customer to Portal, caused by reason of occurrence or contingency beyond its reasonable control, including without limitation acts of God, earthquake, labor disputes and strikes, riots, war or governmental requirements.

12 MISCELLANEOUS

12.1 WAIVERS AND MODIFICATIONS

The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. No changes or modifications to or waivers of any provisions of this Agreement shall be effective unless evidenced in writing and signed by both parties.

12.2 SEVERABILITY

In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, such provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

12.3 GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law provisions thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover costs and reasonable attorney's fees.

12.4 HEADINGS

Headings herein are for convenience of reference only and shall in no way affect the interpretation of the Agreement.

12.5 ENTIRE AGREEMENT

This Agreement, including all Schedules hereto, supersedes all proposals, oral or written, all negotiations, conversations, discussions or agreements between or among the parties relating to the subject matter of this Agreement and all past dealing or industry custom.

IN WITNESS WHEREOF, the parties have executed this Agreement.

PORTAL SOFTWARE, INC. ("PORTAL")

By: /s/ D. Karen Ha
    ---------------------------------------------------------------------------

(Typed or Printed Name): D. Karen Ha
                         ------------------------------------------------------

Title: Vice President
       ------------------------------------------------------------------------

Date: August 6, 1998
      -------------------------------------------------------------------------

SAGE NETWORKS, INC. ("CUSTOMER")

By: /s/ Leonard J. Fassler
    ----------------------------------------------------------------------------


(Typed or Printed Name): Leonard J. Fassler
                         ------------------------------------------------------

Title: Co-Chairman
       ------------------------------------------------------------------------

Date: July 31, 1998
      -------------------------------------------------------------------------

[PORTAL LOGO]

                                   SCHEDULE A

__________________________________________________________________________________________________________________________
c
CLIENT:       Sage Networks, Inc.                            PURCHASE ORDER NO:        ___________________________________
ADDRESS:      215 First Street                               PURCHASE ORDER DATE:      ___________________________________
              Cambridge, MA  02142                           PORTAL'S CONTRACT NO:     ___________________________________
___________________________________________________          PORTAL LICENSE NO:        ___________________________________
___________________________________________________          PROJECT ID NO:            ___________________________________

__________________________________________________________________________________________________________________________

CONTRACT ADMINISTRATOR                                       PORTAL PROJECT MANAGER

Name: _____________________________________________          Name:  ______________________________________________________

Address: __________________________________________          Address: ____________________________________________________
Telephone: ________________________________________          Telephone: __________________________________________________
BILLING/ACCOUNTS PAYABLE CONTACT                             PORTAL PROGRAM LICENSEE IF OTHER THAN CLIENT
Name:   ___________________________________________          Name: _______________________________________________________
Address:  _________________________________________          Address: ____________________________________________________
___________________________________________________          _____________________________________________________________
Telephone:  _______________________________________          Telephone: __________________________________________________

__________________________________________________________________________________________________________________________


SPECIAL NOTES:

__________________________________________________________________________________________________________________________


                    PROFESSIONAL SERVICES AND TRAINING RATES

PORTAL PROFESSIONAL SERVICES GROUP ("PPSG") RATES

-----------------------------------------------------------------------------------------------------------------------------
JOB TITLE                                              HOURLY RATE
-----------------------------------------------------------------------------------------------------------------------------
PPSG CONSULTANT                                        ** (plus expense)
-----------------------------------------------------------------------------------------------------------------------------
PPSG PROJECT MANAGER                                   ** (plus expense)
-----------------------------------------------------------------------------------------------------------------------------

TRAINING RATES

-----------------------------------------------------------------------------------------------------------------------------
TITLE                                                  RATE
-----------------------------------------------------------------------------------------------------------------------------
BASIC INFRANET DEVELOPER TRAINING                      **
-----------------------------------------------------------------------------------------------------------------------------
ADVANCED INFRANET DEVELOPER TRAINING                   **
-----------------------------------------------------------------------------------------------------------------------------

The rates set forth above are for training services offered at Portal's training facility at its Corporate headquarters in Cupertino, California.

IMPLEMENTATION SERVICES

-----------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
IMPLEMENTATION SERVICES                                (SEE FOLLOWING PAGES - ATTACHED SOW)
-----------------------------------------------------------------------------------------------------------------------------

In the event Portal increases its rates beyond those set forth above within the next three (3) years following the Effective Date of this Agreement, Portal agrees that it will honor the rates set forth above for that time period. If Portal's professional services rates drop below those set forth above, Customer shall be permitted to acquire professional services at Portal's then current rates.

                                   SCHEDULE B
                               SAGE NETWORKS, INC.
                     CORPORATE TRAVEL AND ENTERTAINMENT POLICY

                         Policy Dated: February 16, 1999

General Policy

It is Sage's policy to reimburse employees for actual, reasonable and proper business expenditures that are incurred while conducting authorized business for Sage and that meet IRS regulations as a business expense. Managers are responsible for ensuring that employees who incur travel or entertainment expenses comply with the guidelines in this policy. Employees traveling on corporate business are expected to exercise good judgement, ensure that expenditures incurred are reasonable, necessary and in the best interest of the Company and are within the guidelines of this policy.

Scope

All Sage employees.

Procedures

It is the responsibility of each manager reviewing and approving expense reports to ensure that reported expenses are in accordance with these policies, and properly documented. Reimbursement of reported expenses are subject to audit by Sage and the IRS to ensure compliance with this policy and Internal Revenue Service regulations.

Fraudulent entries on expense reports are considered cause for immediate dismissal.

A.    Expense Reporting/Processing

- All employees should use the standard Sage expense report form for reporting expenses. An electronic version is available as an excel spreadsheet.

-    Receipts are required for all expenses.

-    Purpose of the trip (if applicable), should be noted on the expense report.

- Expenses must be itemized in the appropriate columns. Include the business purpose, name of restaurant and name of attendees and affiliation for all business meals with two or more people, in the description column of the expense report.

- Employees submitting more than one expense report should be sure that the receipts related to each report are attached to the appropriate report.

- Completed expense reports should be submitted to the employee's direct supervisor for approval. It is the responsibility of the manager to REVIEW the expense report before approving. The report should then be submitted to the Finance Department for processing. All properly approved expense reports received by 12 noon on Friday will be processed by Finance by the following Friday, if not sooner.

- Expense reports are to be submitted to the employee's direct supervisor for approval within one week of completion of travel. Expense reports received more than 60 days after the expense is incurred will not be reimbursed.

- Unusual items not specifically approved by the Controller or COO will be questioned via e-mail requesting an explanation of the item from the employee. The employee's expense report will not be processed until the unusual items are satisfactorily explained.

B.    Lost Receipts

- If an employee loses a receipt for airline tickets, hotel charges or rental cars, the vendor can usually provide detailed copies of receipts. For expenses paid in cash or lost receipts, a letter from the employee's supervisor authorizing payment without receipt must be attached to the expense report.

C.    Travel Authorization

- All travel must be approved IN ADVANCE by the employee's direct supervisor. This should be done using the Company's Travel Authorization Form and should indicate all options researched (i.e., flights, Saturday stay, etc.). All approved Travel Authorization Forms should be forwarded to the Finance Department. Expenses incurred without proper approval will not be reimbursed.

- Employees must make all of their own travel arrangements through Vista Travel Agency, the Company's travel agency. Vista has negotiated corporate air, hotel and car rental rates for the Company, which may not be available if these providers are contacted directly. Expenses related to travel arrangements not made through Vista may not reimbursable unless documentation can be provided indicating that lower prices can be obtained elsewhere.

- Vista can be reached at (617) 621-0100 in MA or (800) 875-0100 out of MA, ask for Sharon McHugh (x230), who is the agent handling Sage's account. Vista's office manager is Jan Daubenspeck (x223) if Sharon is not available. After hours or in emergencies, employees can call (800) 676-0371.

D.    Air Travel

- Whenever possible, reservations for travel should be made at least 7 days in advance of a trip in order to take advantage of the lowest possible airfares. Employees should evaluate the likelihood of changing plans before booking a penalty fare.

- Vista has been instructed to find Sage employees the lowest airfare possible, including fares that require connections or plane changes. The travel agency has been instructed to call the COO or Controller to approve the selection of a more expensive flight by an employee. The employee must provide the COO or Controller with a valid business need for the approval of the more expensive flight.

- From time to time, the Company may require that employees travel with a particular airline with which it has negotiated special rates.

- All air travel should be coach class, except for international flights of more than six hours, in which case business class is allowed.

- Employees can use their own frequent flyer mileage to upgrade their seating, however they cannot select a higher priced flight in order to be able to upgrade their seat.

- Employees may retain any frequent flyer miles earned while traveling on company business. However, participation in these programs may not result in any incremental costs to the Company when selecting a flight.

-    No more than five employees may travel on the same flight.

E.    Ground Transportation

- Each employee should assess the cost of ground transportation (i.e., car rental vs. taxi) and choose the least expensive option.

- No private limousines are allowed. Public airport or hotel limousine services that are shared are acceptable. Reservations for these services should be made through the Company's travel agency. Again, Vista Travel Agency has negotiated corporate rates that may not be available if an employee calls the limousine service directly.

- When an employee's personal car is used for business travel, other than normal commuting, the Company will reimburse the employee at a rate of $.31 cents/mile.

-    Travel to and from the airport is reimbursable.

F.    Rental Cars

- Midsize cars are to be used in all cases unless more than four people are traveling together.

- Employees are expected to refuel rental cars before returning them to avoid excessive fuel charges by the rental agency.

- As most credit card companies provide collision coverage, this coverage should be waived to avoid unnecessary charges.

G.    Hotels

- All hotel reservations should be made through Vista Travel Agency to ensure the lowest available rates. Employees are expected to stay in moderately priced business class hotels or motels. From time to time, the Company may require that employees stay in a particular hotel with which it has negotiated special rates.

- If a reservation must be canceled, employees should call the travel agency as soon as possible at the phone number above or call the hotel directly to avoid unnecessary charges.

-    In-room entertainment (movies, drinks, etc.) is not reimbursable.

H.    Meals

- Reimbursable meals are limited to $45 per day in the following cities: New York, Chicago, Los Angeles, San Francisco and Boston. Reimbursable meals are limited to $35 per day in all other cities. These are maximum reimbursable costs. Actual costs should be submitted on expense reports and RECEIPTS ARE REQUIRED for reimbursement. Tear off tabs are not acceptable.

- Room service meals are reimbursable as long as they are within the above limits including any gratuities or service charges.

- Employee lunches are not reimbursable unless they are approved by the CEO or COO.

I.    Entertainment

- Entertainment expenses for clients or other business associates are reimbursable if the entertainment is the setting for the business meeting. An explanation of the business purpose, the location of the restaurant or establishment and the name of the attendees and their company affiliation should be indicated on the expense report.

J.    Recruiting

- Travel related to potential recruits must be approved in advance by the CEO or COO. The Company will reimburse the recruit's expenses in accordance with the above employee policy. All recruits must submit expense reports with receipts. The expense report must be approved by the department manager. Travel arrangements should be made through Vista Travel.

K.    Telephone

- Reasonable costs for phone call for business purposes are reimbursable. These include business calls made from hotel rooms or from home office sites.

-    Cellular phone calls will not be reimbursed.

-    Phone calls on airplanes are not reimbursable unless it is an emergency.

L.    Laundry

- Reasonable costs for laundry are reimbursable for trips that require the employee to be away from home for five consecutive days or more.

M.    Travelers Check Fees

- The Company will reimburse fees for travelers checks. A receipt should be submitted with the expense report.

N.    Unusual Items

- Unusual expenses must have written approval by the department manager attached to the expense report. Unusual items include:

     - An amount spent for a reimbursable item that exceeds the normal guidelines.

     -    An expenditure that is not normally considered a business expense.

O.    Non-Reimbursable Expenses

- Personal items and services purchased while traveling are not reimbursable. These items include, but are not limited to:

     - Personal air travel and personal trip insurance, including insurance on personal cars

     -    Airline club memberships

     -    Entertainment of or travel expense for spouse

     -    Theater tickets/movie tickets

     -    In-room movies/airplane movies

     -    Purchase of luggage or brief case

     -    Exercise room fees

     -    Bar bills

     -    Golf or other sporting activities

     -    Traffic Fines

     -    Loss of cash advance

     -    Toiletries

     -    Newspapers or magazines

     -    Medicine


P.    Overseas Conversion Rates

- All expenses should be reported in US dollars. All currency exchange receipts should be saved and used for conversion for actual foreign expenses. If an expense is charged on a credit card, the actual conversion rate should appear on the statement. This rate should be used for expense reimbursement. If a conversion rate cannot be established by these means, then the current rate as published in the Wall Street Journal may be used.

Q.    Questions Regarding Travel Policy

- Please refer questions regarding the Company's travel policy to your immediate supervisor or to the Finance Department.